CMFG LIFE INSURANCE COMPANY

CMFG VARIABLE ANNUITY ACCOUNT

MEMBERS® VARIABLE ANNUITY III

STATUTORY PROSPECTUS DATED MAY 1, 2019, AS SUPPLEMENTED

MEMBERS® VARIABLE ANNUITY

STATUTORY PROSPECTUS DATED MAY 1, 2018, AS SUPPLEMENTED

MEMBERS® VARIABLE ANNUITY II

STATUTORY PROSPECTUS DATED MAY 1, 2014, AS SUPPLEMENTED

MEMBERS® CHOICE VARIABLE ANNUITY

STATUTORY PROSPECTUS DATED MAY 1, 2010, AS SUPPLEMENTED

Supplement dated August 24, 2026

The purpose of this supplement is to provide you with an update regarding our recent systems outage.

As previously communicated, in July 2026 we experienced a cybersecurity event that has affected our ability to receive and process Contract transactions. We are continuing to investigate the scope and impact of this event and are working to restore normal operations as quickly as possible in a secure and stable manner. The cybersecurity event has not affected your Contract values, account balances, or Contract benefits.

As of the date of this Supplement, we have implemented interim processes to support the following transactions:

•	subsequent purchase payments;
•	systematic withdrawals;
•	partial withdrawals;
•	surrenders;
•	commencement of lifetime income payments for Contracts with an income benefit rider;
•	direct deposit changes for payments to Contract owners;
•	transfers among allocation options;
•	changes to allocation instructions;
•	death benefit claims;
•	Section 1035 Contract exchanges of the Contract for a contract issued by another insurance company; and
•	rollover distributions from a Contract to an IRA, Roth IRA, or retirement account.

Our annuity call center is now available at 800.798.5500 from 8:00 a.m. to 5:00 p.m. CST to support servicing capabilities while system restoration efforts continue. Please note, call center hours may change as system restoration progresses. Annuity call center representatives can send transaction request forms directly to you that you can complete and mail to us; help you navigate our website; and provide information about Contract values and the status of requests for the transactions listed above.

Updated information, transaction request forms, and other forms are available at www.trustage.com/outage/annuity. Certain forms may be submitted electronically through the links provided on our website. You may also download and print forms from our website or request that forms be sent directly to you by calling our annuity call center. Paper forms may be completed and mailed to us at 2000 Heritage Way, Waverly, Iowa 50677.

Transaction requests that we receive in Good Order receive a date and time stamp upon receipt and will be processed in accordance with our procedures as described in your prospectus.

Most requests for financial transactions that we received in Good Order since the systems outage began have been processed. We are working expeditiously to process requests for certain other financial transactions (e.g., loans, repayment of loans), which are being prioritized. Requests for non-financial transactions (e.g., changes in address, changes in ownership) will be processed as soon as administratively possible.

Please keep this supplement with your prospectus and records for future reference.

If you have any questions, please contact our annuity call center at 800.798.5500.